UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT

  Date of Report (Date of earliest event reported): March 23, 1998


                Commission file number: 1-13762


                 RECKSON ASSOCIATES REALTY CORP.
     (Exact name of registrant as specified in its charter)


Maryland                                             11-3233650
(State other jurisdiction of incorporation         (IRS. Employer
of organization)                                   Identification Number)

225 Broadhollow Road, Melville, NY                                 11747
(Address of principal executive office)                         (zip code)

                         (516) 694-6900
      (Registrant's telephone number including area code)

ITEM 2.  ACQUISITON OR DISPOSITION OF ASSETS

     On March 13, 1998, the Company acquired 51 John F. Kennedy Parkway ("51 JFK") a 250,000 square foot, class A office complex for $67 million. 51 JFK is currently 100% occupied and is located in Short Hills, New Jersey. The asset acquisition was financed with proceeds from the Company's credit facility.

     On March 18, 1998, the Company entered into a contract to acquire Stamford Towers Office complex consisting of two eleven-story class A office towers totaling 318,000 square feet, for approximately $61 million. The building is currently 98% occupied and is located in Stamford, Connecticut. The asset acquisition is expectecd to be financed with proceeds from the Company's credit facility.

ITEM 7.  FINANCIAL STATEMENTS

     Financial statements of properties acquired and pro forma financial information.

                RECKSON ASSOCIATES REALTY CORP.
                           ITEM 7
        FINANCIAL STATEMENTS OF PROPERITIES ACQUIRED
            AND PRO FORMA FINANCIAL INFORMATION
                     TABLE OF CONTENTS

DESCRIPTION

          Pro Forma Condensed Combining Balance Sheet as of September
          30, 1997 ...................................................

          Pro Forma Condensed Combining Statement of Operations for
          the Nine Months ended September 30, 1997 ...................

          Pro Forma Condensed Combining Statement of Operations for
          the Year ended December 31, 1996 ...........................

          Notes to Pro Forma Financial Statements ....................

          Statement of Revenue and Certain Expenses of 51 JFK for the Nine Months Ended September 30, 1997 and for the Years Ended
          December 31, 1997 and 1996 .................................

          Notes to Statement of Revenue and Certain Expenses of 51
          JFK ........................................................

          Statement of Revenue and Certain Expenses of Stamford Towers for the Nine Months Ended September 30, 1997 and for the Years
          Ended December 31, 1997 and 1996 ...........................

          Notes to Statement of Revenue and Certain Expenses of
          Stamford Towers ............................................

                       Reckson Associates Realty Corp.
                 Pro Forma Condensed Combining Balance Sheet
                          As of September 30, 1997
                               (Unaudited)

The following unaudited pro forma condensed combining balance sheet is presented as if the Company had acquired 51 JFK and Stamford Towers on September 30, 1997.

This pro forma condensed combining balance sheet should be read in conjunction with the pro forma condensed combining statement of operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996 and on Form 10-Q for the nine months ended September 30, 1997.

The pro forma condensed combining balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired 51 JFK and Stamford Towers on September 30, 1997, nor does it purport to represent the future financial position of the Company.

                              Reckson Associates Realty Corp.
                        Pro Forma Condensed Combining Balance Sheet
                                  As of September 30, 1997
                                        (Unaudited)
                                                                   Stamford
	                                               51 JFK        Towers      September
                                                     Parkway       Office (c)  30, 1997
                                      Historical(a)  Property (b)  Property    Pro Forma
                                      ___________    ____________  _________    _________
Assets
Real estate, net                      $ 690,053       $ 67,000     $ 61,300     $ 818,353
Cash and cash equivalents                10,211              -            -        10,211
Tenant receivables                        2,371              -            -         2,371
Affiliate receivables                     5,686              -            -         5,686
Deferred rent receivable                 15,358              -            -        15,358
Investment in mortgage notes and
  notes receivable                       85,853              -            -        85,853
Contract and land deposits and other
  pre-acquisition costs                   7,172              -            -         7,172
Prepaid expenses and other assets        14,565              -            -        14,565
Investments in real estate joint
  ventures                                7,048              -            -         7,048
Deferred lease and loan costs, net       15,440              -            -        15,440
                                      _________       ________     ________     _________
  Total Assets                        $ 853,757       $ 67,000     $ 61,300     $ 982,057
                                      =========       ========     ========     =========

Liabilities and Stockholders' Equity
Mortgage notes payable                $ 180,593       $      -     $      -     $ 180,593
Senior unsecured notes                  150,000              -            -       150,000
Credit facility                          33,000         67,000       61,300       161,300
Accrued expenses and other liabilities   20,124              -            -        20,124
Affiliate payables                          718              -            -           718
Dividends and distributions payable      13,046              -            -        13,046
                                      _________       ________     ________     _________
  Total Liabilities                     397,481         67,000       61,300       525,781
                                      _________       ________     ________     _________

Minority interest in consolidated
  partnership                             6,765              -            -         6,765
Limited partners' interest in
  operating partnership                  75,608              -            -        75,608
                                      _________       ________     ________     _________
                                         82,373              -            -        82,373
                                      _________       ________     ________     _________
Stockholders' Equity
Common stock                                345              -            -           345
Additional paid-in capital              373,558              -            -       373,558
                                      _________       ________     ________     _________
  Total Stockholders' Equity            373,903              -            -       373,903
                                      _________       ________     ________     _________

  Total Liabilities and Stockholders'
  Equity                              $ 853,757       $ 67,000     $ 61,300     $ 982,057
                                      =========       ========     ========     =========

See accompanying notes to pro forma financial statements.

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
              For the Nine Months Ended September 30, 1997
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had acquired 51 JFK and Stamford Towers as of January 1, 1997 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the nine months ended September 30, 1997.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company acquired 51 JFK and Stamford Towers as of January 1, 1997, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                                       Reckson Associates Realty Corp.
                          Pro Forma Condensed Combining Statement of Operations
                              For the Nine Months Ended September 30, 1997
                                                (Unaudited)
                                           (Dollars in thousands)
                                                                         Stamford
	                                                     51 JFK        Towers       Pro           September
                                                           Parkway       Office       Forma (g)     30, 1997
                                            Historical(d)  Property (e)  Property (f) Adjustments   Pro Forma
                                            ___________    ____________  _________    _________     _________
Revenues:
  Base Rents                                $  91,179       $  6,268     $  3,876     $       -     $ 101,323
  Tenant escalations and reimbursements        10,737            238          304             -        11,279
  Equity in earnings of real estate joint
   ventures                                       326              -            -             -           326
  Equity in earnings of service companies         208              -            -             -           208
  Interest income on mortgage notes and
    notes receivable                            3,675              -            -             -         3,675
  Other                                         2,104              -            -             -         2,104
                                            _________       ________     ________     _________     _________
Total Revenues                                108,229          6,506        4,180             -       118,915
                                            _________       ________     ________     _________     _________
Expenses:
  Operating Expenses:
  Property operating expenses                  20,857          1,295        1,333             -        23,485
  Real Estate Taxes                            14,569            564          531             -        15,664
  Ground Rents                                    918              -            -             -           918
  Marketing, general and administrative         6,158              -            -             -         6,158
                                             ________       ________     ________     _________     _________
Total Operating Expenses                       42,502          1,859        1,864             -        46,225

  Interest                                     14,471              -            -         6,843        21,314
  Depreciation and amortization                18,991          1,424        1,303             -        21,718
                                             ________       ________     ________     _________     _________
Total Expenses                                 75,964          3,283        3,167         6,843        89,257
                                             ________       ________     ________     _________     _________

Income before minority interest and
  extraordinary items                          32,265          3,223        1,013        (6,843)       29,658

Minority Partners' Interest in Consolidated
  partnership (income)                           (645)             -            -             -          (645)
                                             ________       ________     ________     _________     _________
Income before limited partners' minority
  interest in Operating Partnership income
  and extraordinary items                    $ 31,620       $  3,223     $  1,013     $  (6,843)       29,013
                                             ========       ========     ========     =========
Limited Partners' minority interest in
  operating partnership income                                                                         (5,164)(h)
                                                                                                    _________
Net income before extraordinary item                                                                $  23,849
                                                                                                    =========
Net income per share before extraordinary
  item                                                                                              $    0.75 (i)
                                                                                                    =========
Weighted average common shares outstanding                                                             31,810
                                                                                                    =========

See accompanying notes to pro forma financial statements.

                     Reckson Associates Realty Corp.
          Pro Forma Condensed Combining Statement of Operations
                  For the Year Ended December 31, 1996
                             (Unaudited)



The following unaudited pro forma condensed combining Statement of Operations is presented as if the Company had acquired 51 JFK and Stamford Towers as of January 1, 1996 and the Company qualified as a REIT, distributed all its taxable income and, therefore, incurred no income tax expense during the period.

This pro forma condensed combining Statement of Operations should be read in conjunction with the pro forma condensed combining balance sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the year ended December 31, 1996.

The pro forma condensed combining Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company acquired 51 JFK and Stamford Towers on January 1, 1996, nor does it purport to represent the operations of the Company for future periods. (Amounts below are in thousands, except per share data.)

                                       Reckson Associates Realty Corp.
                           Pro Forma Condensed Combining Statement of Operations
                                   For the Year Ended December 31, 1996
                                                (Unaudited)
                                           (Dollars in thousands)
                                                                         Stamford
	                                                     51 JFK        Towers       Pro           December
                                                           Parkway       Office       Forma (m)     31, 1996
                                            Historical(j)  Property (k)  Property (l) Adjustments   Pro Forma
                                            ___________    ____________  _________    _________     _________
Revenues:
  Base Rents                                $  82,150       $  8,319     $  4,245     $       -     $  94,714
  Tenant escalations and reimbursements        10,628            408          469             -        11,505
  Equity in earnings of real estate joint
    ventures                                      266              -            -             -           266
  Equity in earnings of service companies       1,031              -            -             -         1,031
  Investment and other income                   2,066              -            -             -         2,066
                                             ________       ________     ________     _________     _________

Total Revenues                                 96,141          8,727        4,714             -       109,582
                                             ________       ________     ________     _________     _________

Expenses:
  Operating Expenses:
  Property operating expenses                  18,959          1,615        1,849             -        22,423
  Real Estate Taxes                            13,935            657          736             -        15,328
  Ground Rents                                  1,107              -            -             -         1,107
  Marketing, general and administrative         5,949              -            -             -         5,949
                                             ________       ________     ________     _________     _________

Total Operating Expenses                       39,950          2,272        2,585             -        44,807

  Interest                                     13,331              -            -         9,122        22,453
  Depreciation and amortization                17,670          1,898        1,737             -        21,305
                                             ________       ________     ________     _________     _________

Total Expenses                                 70,951          4,170        4,322         9,122        88,565
                                             ________       ________     ________     _________     _________

Income before minority interest and
  extraordinary items                          25,190          4,557          392        (9,122)       21,017

Minority Partners' Interest in Consolidated
  partnership income                             (808)             -            -             -          (808)
                                             ________       ________     ________     _________     _________


Income before limited partners' minority
  interest in Operating Partnership income
  and extraordinary items                    $ 24,382       $  4,557     $    392     $  (9,122)       20,209
                                             ========       ========     ========     =========

Limited Partners' minority interest in
  operating partnership income                                                                         (4,931) (n)
                                                                                                    _________

Net income before extraordinary item                                                                $  15,278
                                                                                                    =========
Net income per share before extraordinary
  item                                                                                              $    0.77  (o)
                                                                                                    =========
Weighted average common shares outstanding                                                             19,928
                                                                                                    =========

See accompanying notes to pro forma financial statements.

                       Reckson Associates Realty Corp.
                   Notes to Pro Forma Financial Statements
                                (Unaudited)
                   (in thousands, except shares and units)

Pro Forma Condensed Combining Balance Sheet

A. Reflects the Company's historical balance sheet as of September 30, 1997 (unaudited).

B. Reflects the acquisition of the 51 JFK Parkway Property with borrowings under the Credit Facility.

C. Reflects the acquisition of the Stamford Towers Office Property with borrowings under the Credit Facility.


Pro Forma Condensed Combining Statements of Operations For the Year Ended December 31, 1996 and Nine Months Ended September 30, 1997

D. Reflects the historical operations of the Company for the nine months ended September 30, 1997 (unaudited).

E. Reflects the revenues and certain expenses of the 51 JFK Parkway Property for the nine months ended September 30, 1997.

F. Reflects the revenues and certain expenses of the Stamford Towers Office Property for the nine months ended September 30, 1997.

G. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

H.  Represents the minority interest of the Limited Partners in
the Operating Partnership at an effective	pro forma rate of
approximately 17.8%.

I. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the nine months ended September 30, 1997 of 31,810,000. This reflects a two-for-one stock split which was distributable on April 15, 1997.

J. Reflects the historical operations of the Company for the year ended December 31, 1996.

K. Reflects the revenues and certain expenses of the 51 JFK Parkway Property for the year ended December 31, 1996.

L. Reflects the revenues and certain expenses of the Stamford Towers Office Property for the year ended December 31, 1996.

M. Reflects the increase in interest costs associated with additional borrowings under the Credit Facility.

N.  Represents the minority interest of the Limited Partners in
the Operating Partnership at an effective	pro forma rate of
approximately 24.4%.

O. Pro forma net income per share of common stock before extraordinary item is based upon the weighted average number of shares outstanding during the year ended December 31, 1996 of 19,928,000. This reflects a two-for-one stock split which was distributable on April 15, 1997.

                        Independent Auditors's Report

To the Board of Directors of
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property located 51 JFK Parkway, Short Hills, New Jersey (the "Property") to be acquired from entities controlled by Prudential Insurance Company ("Prudential")by Reckson Associates Realty Corp., as described in Note 1, for the years ended December 31, 1997 and 1996. The financial statements is the responsibility of management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 51 JFK Parkway, as described in Note 1 for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.


                                                       KINSEY, BECK & COMPANY

New York, New York
February 10, 1998

               Office Center At Short Hills - 51 JFK Parkway
             Statement of Revenues and Certain Operating Expenses



                                  For The Years Ended
                                     December 31,
                             ____________________________
                                 1997             1996
                             ___________      ___________
Revenues:
  Rental income              $ 7,827,382      $ 7,707,057
  Other income                   487,159          408,100
                             ___________      ___________
Total revenues                 8,314,541        8,115,157

Certain operating expenses:
  Real estate taxes              751,663          657,112
  Utilities                      803,753          793,466
  Repairs and maintenance        253,689          233,425
  Cleaning & Security            422,946          392,084
  Administrative                 137,568          102,400
  Insurance                       32,765           33,211
  Management fee                  88,320           60,000
                             ___________      ___________
Total certain operating
  expenses                     2,490,704        2,271,698
                             ___________      ___________

Revenues in excess of
  certain operating expenses $ 5,823,837      $ 5,843,459
                             ===========      ===========

The accompanying notes are an integral part of these statements of revenues and certain operating expenses.

                           51 JFK Parkway
               Notes to the Statements of Revenues and
                      Certain Operating Expenses


1. Organization and Significant Accounting Policies

The accompanying statements of revenues and certain operating expenses of 51 JFK Parkway have been presented on a historical cost basis because the assets and liabilities are expected to be the subject of a combination with Reckson Associates Realty Corp. (the "Company"). In management's opinion, these statements of revenues and certain operating expenses include the revenues and expenses associated with the operations of the property intended to be sold to the Company.

The accompanying historical statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and are not representative of the actual operations of the property for the periods presented. The statements exclude certain expenses, such as interest, depreciation and amortization and other costs not directly related to the future operations of the property that may not be comparable to the expenses expected to be incurred in the proposed future operations of the property.

2.  Revenue Recognition

Prudential, as a lessor, has retained substantially all the risks and benefits of ownership of the rental property and accounts for its leases as operating leases. Space is leased to tenants under leases ranging from 1 to 15 years. Rental income is recognized over the terms of the leases as it is earned.

3.  Future Rental Revenue

The future minimum rental payments due from tenants under non-cancelable operating leases as of December 31, 1997, are as follows:

       Year Ended
       ------------
       1998             $   7,618,841
       1999                 6,577,259
       2000                 5,099,750
       2001                 3,534,784
       2002                 3,319,690
       Thereafter          17,459,345
                        _____________
                        $  43,609,669
                        =============

Approxiamately 110,622 sq. ft. and 109,765 sq. ft. of the 251,455 sq. ft. was leased to affiliates of Prudential during the years ended December 31, 1997 and 1996, respectively. Rental revenue earned from these affiliates amounted to approximately $3,662,000 and $3,594,000 in 1997 and 1996, respectively. Rental rates paid by affiliates are comparable to those paid by non-affiliates.

4.  Use of Estimates in the Preparation of Financial Statements

The preparation of statements of revenues and certain operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenues and certain operating expenses during the year. Actual results could differ from those estimates.

                        Report of Independent Auditors

Board of Directors and Stockholders
Reckson Associates Realty Corp.

We have audited the statement of revenues and certain expenses of the property ("Stamford Towers Office Property") to be acquired from Stamford Towers Limited Partnership by Reckson Associates Realty Corp., as described in Note
1, for the year ended December 31, 1997. The financial statement is the responsibility of the Stamford Towers Office Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Reckson Associates Realty Corp. and is not intended to be a complete presentation of the Stamford Towers Office Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Stamford Towers Office Property as described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP

Boston, Massachusetts
February 17, 1998

                      Stamford Towers Office Property
                 Statement of Revenues and Certain Expenses

                                (Note 1)

                   For the Year Ended December 31, 1997


Revenues: (Notes 2 and 5)
  Base rents                              $  5,074,594
  Tenant reimbursable income                   379,827
                                          ____________
Total revenues                               5,454,421
                                          ____________
Certain expenses:
  Property operating expenses                1,691,376
  Real estate taxes                            710,188
  Management fees (Note 3)                      83,982
                                          ____________

Total certain expenses                       2,485,546
                                          ____________

Revenues in excess of certain expenses    $  2,968,875
                                          ============

See accompanying notes to financial statement.

                       Stamford Towers Office Property
             Notes to Statement of Revenues and Certain Expenses
                    For the Year Ended December 31, 1997


1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an office building, Stamford Towers Office Property, owned by Stamford Towers Limited Partnership. The property is located in Stamford Connecticut.

The Stamford Towers Office Property is not a legal entity but rather certain real estate subject to a purchase contract by Reckson Associates Realty Corp. (the "Company"). The accompanying statement of revenues and certain expenses includes the accounts of the Stamford Towers Office Property.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Reckson Associates Realty Corp. in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

2. Lease and Revenue Recognition

The Stamford Towers Office Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

The Stamford Towers Office Property is a multi-tenant office building whose leases expire at various dates over the next sixteen years.


3. Management and Leasing Agreements

The Stamford Towers Office Property is managed and leased by Insignia/ESG. Insignia/ESG provides property management services to the Stamford Towers Office Property at the rate of 1.5% of total base rents plus total operating expense escalations.

4. Property Operating Expenses

Property operating expenses for the year ended December 31, 1997 include approximately $54,900 for insurance, $613,000 for utilites, $180,500 in payroll costs and $25,500 in repair and maintenance costs.

5. Significant Tenants

One tenant, Citicorp POS Information Services, accounted for 67% of the 1997 rents on a straight line basis.

6. Future Minimum Lease Rental Payments

Future minimum lease rental payments (excluding cancellation penalties) to be received under the non-cancelable portion of the existing operating leases as of December 31, 1997 are as follows:

       1998             $   6,701,599
       1999                 6,661,300
       2000                 6,653,240
       2001                 6,653,240
       2002                 6,388,462
       Thereafter          17,343,100
                        _____________
                        $  50,400,941
                        =============
Terms of the non-cancelable portion of the existing operating leases range from five to ten years. The leases allow for increases in certain property operating expenses to be passed on to the tenants.